Exhibit 99.1

CONTACT:

Kelly Taylor

Director, Investor Relations

(216) 676-2000

GrafTech Receives Final Regulatory Approval for Brookfield Investment and Tender Offer

INDEPENDENCE, Ohio – August 11, 2015 – GrafTech International Ltd. (NYSE:GTI) today announced that it has received approval from the Committee on Foreign Investment in the United States (CFIUS) to close on the previously announced transactions with affiliates of Brookfield Asset Management Inc. (NYSE: BAM) (TSX: BAM.A) (Euronext: BAMA) (Brookfield). The approval by CFIUS is the final regulatory approval required to consummate the $150 million preferred equity investment and the tender offer by Brookfield.

GrafTech expects to close on the $150 million preferred equity investment within the next three business days. The tender offer by Brookfield is scheduled to expire at 12:00 midnight, New York City time, at the end of August 13, 2015, unless extended in accordance with the terms of the merger agreement and the applicable rules and regulations of the Securities and Exchange Commission.

About GrafTech

GrafTech International is a global company that has been redefining limits for more than 125 years. We offer innovative graphite material solutions for our customers in a wide range of industries and end markets, including steel manufacturing, advanced energy applications and latest generation electronics. GrafTech operates 18 principal manufacturing facilities on four continents and sells products in over 70 countries. Headquartered in Independence, Ohio, GrafTech employs approximately 2,400 people. For more information, call 216-676-2000 or visit www.GrafTech.com.

Additional Information

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. This communication is for informational purposes only. The tender offer is not being made to, nor will tenders be accepted from, or on behalf of, holders of shares in any jurisdiction in which the making of the tender offer or the acceptance thereof would not comply with the laws of that jurisdiction. The tender offer is being made pursuant to a tender offer statement on Schedule TO (including the Offer to Purchase, a related Letter of Transmittal and other offer materials) filed by BCP IV Graftech Holdings LP (“Purchaser”) and Athena Acquisition Subsidiary Inc. (“Acquisition Sub”) with the U.S. Securities and Exchange Commission (“SEC”) on May 26, 2015, as amended from time to time. In addition, on May 26, 2015, Purchaser, Acquisition Sub and GrafTech, among others, filed a transaction statement on

Schedule 13E-3 with the SEC related to the tender offer and GrafTech filed a Solicitation/Recommendation statement on Schedule 14D-9 with the SEC related to the tender offer. Stockholders of GrafTech are urged to read these documents, all amendments thereto and other documents filed with the SEC carefully in their entirety because they contain important information about the tender offer. The tender offer statement and certain other offer documents, along with the Solicitation/Recommendation statement, will be made available to all stockholders of GrafTech at no expense to them. These documents are available at no charge through the web site maintained by the SEC at http://www.sec.gov. The Offer to Purchase, related Letter of Transmittal, the Solicitation/Recommendation statement and other offering documents may also be obtained for free by contacting the Information Agent for the tender offer, Georgeson, toll-free at 866-856-2826.

NOTE ON FORWARD-LOOKING STATEMENTS: This news release and related discussions may contain forward-looking statements about such matters as: the proposed issuance of convertible preferred stock, the conditions to consummation of such issuance, the terms of such issuance and stock, the use of proceeds and related matters; a tender offer and possible merger, the conditions to consummation thereof, the terms thereof and related matters; the effects of such issuance, tender offer and merger under equity award and benefit plans and agreements or our credit agreement, senior notes or senior subordinated notes; our outlook for 2015 or beyond; future or targeted operational and financial performance; growth prospects and rates; the markets we serve and our position in those markets; future or targeted profitability, cash flow, liquidity, sales, costs and expenses, tax rates, working capital, production rates, inventory levels, debt levels, capital expenditures, EBITDA, cost savings and business opportunities and positioning; strategic plans; stock repurchase or issuance plans; inventory and supply chain management; rationalization and related activities; the impact of rationalization, product line change, cost and liquidity initiatives; expected or targeted changes in production capacity or levels, operating rates or efficiency in our operations or our competitors’ or customers’ operations; future prices and demand for our products; product quality; diversification, new products, and product improvements and their impact on our business; the integration or impact of acquired businesses; divestitures, asset sales, investments and acquisitions that we may make in the future; possible debt or equity financing or refinancing (including factoring and supply chain financing) activities; our customers’ operations, order patterns and demand for their products; the impact of customer bankruptcies; regional and global economic and industry market conditions, including our expectations concerning their impact on us and our customers and suppliers; conditions and changes in the global financial and credit markets; legal proceedings and antitrust investigations; our liquidity and capital resources, including our obligations under our senior subordinated notes that mature in November 2015; a pending proxy contest, the impacts thereof and other possible changes in Board composition; possible changes in control of the Company and the impacts thereof; tax rates and the effects of jurisdictional mix; the impact of accounting changes; and currency exchange and interest rates and changes therein.

We have no duty to update these statements. Our expectations and targets are not predictions of actual performance and historically our performance has deviated, often significantly, from our expectations and targets. Actual future events, circumstances, performance and trends could differ materially, positively or negatively, due to various factors, including: failure to satisfy closing conditions in the definitive agreements relating to the preferred stock issuance or the tender offer and merger including due to material adverse changes effecting the Company or its prospects; litigation in relation to such transactions; failure to achieve production rate, inventory level, product development, capital expenditure level, cost savings, EBITDA or other targets or estimates; actual outcome of uncertainties associated with assumptions and estimates used when applying critical accounting policies and preparing financial statements; failure to successfully develop and commercialize new or improved products; adverse changes in cost, inventory or supply chain management; limitations or delays on capital expenditures; business interruptions, including those caused by weather, natural disaster, or other causes; delays or changes in, or non-consummation of, proposed asset sales, divestitures, investments or acquisitions; failure to successfully integrate or achieve expected savings, synergies, performance or returns expected from any completed asset sales, divestitures, investments or acquisitions; inability to protect our intellectual property rights or infringement of intellectual property rights of others; changes in market prices of our securities; changes in our ability to obtain new or refinance existing financing on acceptable terms; adverse changes in labor relations; adverse developments in legal proceedings or investigations; non-realization of anticipated benefits from, or variances in the cost or timing of, organizational changes, rationalizations and restructurings; loss of market share or sales due to rationalization, product line changes, or pricing activities; negative developments relating to health, safety or environmental compliance, remediation or liabilities; downturns, production reductions or suspensions, or other changes in steel, electronics and other markets we or our customers serve; customer or supplier bankruptcy or insolvency events; political unrest which adversely impacts us or our customers’ businesses; declines in demand; intensified competition and price or margin decreases; graphite electrode and needle coke manufacturing capacity increases; fluctuating market prices for our products, including adverse differences between actual graphite electrode prices and spot or announced prices; consolidation of steel producers; mismatches between manufacturing capacity and demand; significant changes in our provision for income taxes and effective income tax rate; changes in the availability or cost of key inputs, including petroleum, petroleum-based coke or energy; changes in interest or currency exchange rates; inflation or deflation; changes in Board composition or control of the Company or changes in capital structure or share ownership; failure to satisfy conditions to government grants; continuing uncertainty over fiscal or monetary policies or conditions in the U.S., Europe, China or elsewhere; changes in fiscal and monetary policy; a protracted regional or global financial or economic crisis; and other risks and uncertainties, including those detailed in our SEC filings, as well as future decisions by us. This news release does not constitute an offer or solicitation as to any securities. References to street or analyst earnings estimates mean those published by First Call.